Exhibit 99.2

Regions Financial Corporation and Subsidiaries

Financial Supplement

Second Quarter 2013

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Assets:
Cash and due from banks	$2,112	$1,796	$1,979	$1,738	$2,000
Interest-bearing deposits in other banks	2,168	3,137	3,510	2,192	1,766
Trading account assets	102	121	116	114	110
Securities held to maturity	2,425	8	10	12	13
Securities available for sale	22,001	27,089	27,244	27,603	27,232
Loans held for sale	839	1,082	1,383	1,265	1,187
Loans, net of unearned income	74,990	73,936	73,995	75,259	76,202
Allowance for loan losses	(1,636)	(1,749)	(1,919)	(2,062)	(2,291)

Net loans	73,354	72,187	72,076	73,197	73,911
Other interest-earning assets	135	102	900	881	901
Premises and equipment, net	2,228	2,252	2,279	2,274	2,300
Interest receivable	326	366	344	362	341
Goodwill	4,816	4,816	4,816	4,816	4,816
Mortgage servicing rights at fair value (MSRs)	276	236	191	176	179
Other identifiable intangible assets	318	331	345	365	391
Other assets	7,607	6,195	6,154	6,803	7,198

Total assets	$118,707	$119,718	$121,347	$121,798	$122,345

Liabilities and stockholders’ equity:
Deposits:
Non-interest-bearing	$29,464	$29,971	$29,963	$30,345	$29,625
Interest-bearing	62,990	64,162	65,511	64,536	65,473

Total deposits	92,454	94,133	95,474	94,881	95,098
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	2,877	1,829	1,449	1,866	2,746
Other short-term borrowings	1,000	1	125	70	560

Total short-term borrowings	3,877	1,830	1,574	1,936	3,306
Long-term borrowings	4,856	5,847	5,861	6,224	6,230

Total borrowed funds	8,733	7,677	7,435	8,160	9,536
Other liabilities	2,191	2,168	2,939	3,856	3,256

Total liabilities	103,378	103,978	105,848	106,897	107,890
Stockholders’ equity:
Preferred stock, Series A non-cumulative perpetual	466	474	482	—	—
Common stock	14	15	15	15	15
Additional paid-in capital	19,440	19,643	19,652	19,664	19,666
Retained earnings (deficit)	(2,736)	(3,003)	(3,338)	(3,603)	(3,904)
Treasury stock, at cost	(1,377)	(1,377)	(1,377)	(1,377)	(1,376)
Accumulated other comprehensive income (loss), net	(478)	(12)	65	202	54

Total stockholders’ equity	15,329	15,740	15,499	14,901	14,455

Total liabilities and stockholders’ equity	$118,707	$119,718	$121,347	$121,798	$122,345

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Interest income on:
Loans, including fees	$746	$743	$777	$783	$806
Securities—taxable	152	156	158	170	179
Loans held for sale	8	9	10	9	7
Trading account assets	—	1	1	—	—
Other interest-earning assets	1	2	2	2	2

Total interest income	907	911	948	964	994
Interest expense on:
Deposits	33	42	53	67	76
Short-term borrowings	1	—	1	1	—
Long-term borrowings	65	71	76	79	80

Total interest expense	99	113	130	147	156

Net interest income	808	798	818	817	838
Provision for loan losses	31	10	37	33	26

Net interest income after provision for loan losses	777	788	781	784	812
Non-interest income:
Service charges on deposit accounts	237	242	254	244	233
Investment fee income	29	27	31	34	17
Mortgage income	69	72	90	106	90
Trust department income	49	49	48	48	50
Securities gains, net	8	15	12	12	12
Other	105	96	101	89	105

Total non-interest income	497	501	536	533	507
Non-interest expense:
Salaries and employee benefits	452	447	438	449	434
Net occupancy expense	92	90	97	99	92
Furniture and equipment expense	69	69	65	65	67
Other	271	236	302	256	249

Total non-interest expense	884	842	902	869	842

Income before income taxes from continuing operations	390	447	415	448	477
Income tax expense	122	114	138	136	126

Income from continuing operations	268	333	277	312	351
Discontinued operations:
Income (loss) from discontinued operations before income taxes	(2)	4	(19)	(19)	4
Income tax expense (benefit)	(1)	2	(7)	(8)	—

Income (loss) from discontinued operations, net of tax	(1)	2	(12)	(11)	4

Net income	$267	$335	$265	$301	$355

Income from continuing operations available to common shareholders	$260	$325	$273	$312	$280

Net income available to common shareholders	$259	$327	$261	$301	$284

Weighted-average shares outstanding—during quarter:
Basic	1,401	1,413	1,413	1,414	1,414
Diluted	1,418	1,423	1,423	1,423	1,418
Actual shares outstanding—end of quarter	1,395	1,413	1,413	1,413	1,413
Earnings per common share from continuing operations:
Basic	$0.19	$0.23	$0.19	$0.22	$0.20
Diluted	$0.18	$0.23	$0.19	$0.22	$0.20
Earnings per common share:
Basic	$0.18	$0.23	$0.18	$0.21	$0.20
Diluted	$0.18	$0.23	$0.18	$0.21	$0.20
Cash dividends declared per common share	$0.03	$0.01	$0.01	$0.01	$0.01
Taxable-equivalent net interest income from continuing operations	$821	$811	$831	$830	$850

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Selected Ratios and Other Information

As of and for Quarter Ended
6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Return on average assets from continuing operations*	0.88%	1.11%	0.90%	1.02%	0.92%
Adjusted return on average assets from continuing operations (non-GAAP)* (1)	0.88%	1.11%	1.02%	1.02%	0.92%
Return on average tangible common stockholders’ equity (non-GAAP)* (1)	10.15%	13.12%	10.42%	12.39%	12.40%
Adjusted return on average tangible common stockholders’ equity (non-GAAP)* (1)	10.15%	13.12%	11.93%	12.39%	12.40%
Adjusted efficiency ratio from continuing operations (non-GAAP) (1)	63.1%	64.9%	62.7%	64.3%	62.8%
Common book value per share	$10.65	$10.80	$10.63	$10.55	$10.23
Tangible common book value per share (non-GAAP) (1)	$7.11	$7.29	$7.11	$7.02	$6.69
Tangible common stockholders’ equity to tangible assets (non-GAAP) (1)	8.72%	8.98%	8.63%	8.49%	8.04%
Tier 1 Common risk-based ratio (non-GAAP) (1)(2)	11.2%	11.2%	10.8%	10.5%	10.0%
Tier 1 Capital (2)	11.7%	12.4%	12.0%	11.5%	11.0%
Total Risk-Based Capital (2)	14.8%	15.8%	15.4%	15.0%	14.5%
Leverage (2)	9.7%	10.1%	9.6%	9.1%	8.7%
Allowance for loan losses as a percentage of loans, net of unearned income	2.18%	2.37%	2.59%	2.74%	3.01%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.09	x	1.10	x	1.14	x	1.09	x	1.20	x
Net interest margin (FTE) from continuing operations	3.16%	3.13%	3.10%	3.08%	3.16%
Loans, net of unearned income, to total deposits	81.1%	78.5%	77.5%	79.3%	80.1%
Net charge-offs as a percentage of average loans*	0.77%	0.99%	0.96%	1.38%	1.39%
Non-accrual loans, excluding loans held for sale as a percentage of loans	2.01%	2.15%	2.27%	2.50%	2.51%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale	2.25%	2.41%	2.59%	2.93%	3.04%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale (3)	2.68%	2.88%	3.07%	3.37%	3.49%
Associate headcount	23,692	23,466	23,427	23,361	23,422
Total branch outlets	1,709	1,709	1,711	1,716	1,719
ATMs	2,038	2,048	2,054	2,061	2,063

*	Annualized
(1)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 16-17.
(2)	Current quarter Tier 1 Common, Tier 1, Total Risk-Based Capital and Leverage ratios are estimated.
(3)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 14 for amounts related to these loans.

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Quarter Ended
	6/30/13			3/31/13
	Average	Income/	Yield/	Average	Income/	Yield/
($ amounts in millions; yields on taxable-equivalent basis)	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Trading account assets	$122	$—	0.48%	$117	$1	3.20%
Securities:
Taxable	26,706	152	2.29	26,893	156	2.35
Tax-exempt	6	—	—	7	—	—
Loans held for sale	880	8	3.42	1,206	9	3.17
Loans, net of unearned income:
Commercial and industrial	28,301	272	3.85	27,058	260	3.90
Commercial real estate mortgage—owner-occupied	9,808	114	4.66	9,974	116	4.70
Commercial real estate construction—owner-occupied	339	5	5.27	303	3	4.41
Commercial investor real estate mortgage	6,124	54	3.58	6,613	59	3.59
Commercial investor real estate construction	1,085	10	3.57	951	9	3.77
Residential first mortgage	12,823	128	4.00	12,900	131	4.12
Home equity	11,475	103	3.62	11,670	105	3.64
Indirect	2,606	26	4.08	2,423	26	4.35
Consumer credit card	851	27	12.33	871	26	12.28
Other consumer	1,137	20	7.25	1,156	21	7.28

Total loans, net of unearned income	74,549	759	4.09	73,919	756	4.14
Other interest-earning assets	1,869	1	0.24	2,821	2	0.26

Total interest-earning assets	104,132	920	3.55	104,963	924	3.57
Allowance for loan losses	(1,706)			(1,894)
Cash and due from banks	1,745			1,766
Other non-earning assets	14,077			14,288

	$118,248			$119,123

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$6,148	2	0.09	$5,929	1	0.10
Interest-bearing transaction accounts	19,636	4	0.10	20,440	6	0.11
Money market accounts	25,952	9	0.14	25,477	9	0.14
Time deposits	11,423	18	0.66	12,904	26	0.81

Total interest-bearing deposits (1)	63,159	33	0.21	64,750	42	0.26
Federal funds purchased and securities sold under agreements to repurchase	2,287	—	0.09	1,786	—	0.10
Other short-term borrowings	310	1	0.19	25	—	0.01
Long-term borrowings	5,298	65	4.93	5,857	71	4.89

Total interest-bearing liabilities (2)	71,054	99	0.56	72,418	113	0.63

Net interest spread			2.99			2.94

Non-interest-bearing deposits (1)(2)	29,454			29,114
Other liabilities	2,097			2,047
Stockholders’ equity	15,643			15,544

	$118,248			$119,123

Net interest income/margin FTE basis		$821	3.16%		$811	3.13%

(1)	Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.15% and 0.18% for the quarters ended June 30, 2013 and March 31, 2013, respectively.
(2)	Total funding costs from continuing operations may be calculated by dividing total interest expense on interest-bearing liabilities by the sum of interest-bearing liabilities and non-interest bearing deposits. The rates for total funding costs from continuing operations equal 0.40% and 0.45% for the quarters ended June 30, 2013 and March 31, 2013, respectively.

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Quarter Ended
	12/31/12			9/30/12			6/30/12
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
($ amounts in millions; yields on taxable-equivalent basis)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Trading account assets	$126	$1	3.16%	$112	$—	—%	$116	$—	—%
Securities:
Taxable	27,128	159	2.33	27,028	170	2.50	26,846	179	2.68
Tax-exempt	9	—	—	10	—	—	16	—	—
Loans held for sale	1,232	9	2.91	1,213	9	2.95	1,107	8	2.91
Loans, net of unearned income:
Commercial and industrial	26,414	266	4.01	26,024	262	4.01	25,650	266	4.17
Commercial real estate mortgage—owner-occupied	10,237	123	4.78	10,464	122	4.64	10,805	128	4.76
Commercial real estate construction—owner-occupied	298	3	4.00	274	3	4.36	271	4	5.94
Commercial investor real estate mortgage	7,404	66	3.55	8,374	74	3.52	8,925	81	3.65
Commercial investor real estate construction	901	12	5.30	851	8	3.74	923	8	3.49
Residential first mortgage	13,072	136	4.14	13,300	141	4.22	13,484	144	4.30
Home equity	11,912	108	3.61	12,157	109	3.57	12,479	111	3.58
Indirect	2,295	26	4.51	2,150	26	4.81	2,022	25	4.97
Consumer credit card	886	28	12.57	908	29	12.71	925	28	12.17
Other consumer	1,203	22	7.28	1,195	22	7.32	1,186	22	7.46

Total loans, net of unearned income	74,622	790	4.21	75,697	796	4.18	76,670	817	4.29
Other interest-earning assets	3,540	2	0.22	3,187	2	0.25	3,311	2	0.24

Total interest-earning assets	106,657	961	3.58	107,247	977	3.62	108,066	1,006	3.74
Allowance for loan losses	(2,027)			(2,232)			(2,506)
Cash and due from banks	1,812			1,732			1,814
Other non-earning assets	14,594			14,784			15,052

	$121,036			$121,531			$122,426

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$5,689	1	0.07	$5,650	1	0.07	$5,655	1	0.07
Interest-bearing transaction accounts	19,694	6	0.12	18,880	5	0.11	19,447	6	0.12
Money market accounts	24,912	9	0.14	24,891	11	0.18	24,520	11	0.18
Time deposits	14,220	37	1.04	15,536	50	1.28	17,175	58	1.36

Total interest-bearing deposits (1)	64,515	53	0.33	64,957	67	0.41	66,797	76	0.46
Federal funds purchased and securities sold under agreements to repurchase	1,601	1	0.25	2,375	1	0.17	1,856	—	—
Other short-term borrowings	109	—	—	363	—	—	468	—	—
Long-term borrowings	6,109	76	4.95	6,230	79	5.04	6,862	80	4.69

Total interest-bearing liabilities (2)	72,334	130	0.71	73,925	147	0.79	75,983	156	0.83

Net interest spread			2.87			2.83			2.91

Non-interest-bearing deposits (1)(2)	30,290			29,652			29,066
Other liabilities	3,094			3,243			2,996
Stockholders’ equity	15,318			14,711			14,381

	$121,036			$121,531			$122,426

Net interest income/margin FTE basis		$831	3.10%		$830	3.08%		$850	3.16%

(1)	Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.22%, 0.28%, and 0.32% for the quarters ended December 31, 2012, September 30, 2012, and June 30, 2012, respectively.
(2)	Total funding costs from continuing operations may be calculated by dividing total interest expense on interest-bearing liabilities by the sum of interest-bearing liabilities and non-interest bearing deposits. The rates for total funding costs from continuing operations equal 0.50%, 0.56%, and 0.60% for the quarters ended December 31, 2012, September 30, 2012, and June 30, 2012, respectively.

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Loans

	Quarter Ended
						6/30/13		6/30/13
($ amounts in millions)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	vs. 3/31/13		vs. 6/30/12
Commercial and industrial	$28,954	$27,602	$26,674	$26,375	$25,990	$1,352	4.9%	$2,964	11.4%
Commercial real estate mortgage—owner-occupied	9,731	9,812	10,095	10,325	10,626	(81)	-0.8%	(895)	-8.4%
Commercial real estate construction—owner-occupied	345	325	302	292	261	20	6.2%	84	32.2%

Total commercial	39,030	37,739	37,071	36,992	36,877	1,291	3.4%	2,153	5.8%
Commercial investor real estate mortgage	5,806	6,338	6,808	7,866	8,598	(532)	-8.4%	(2,792)	-32.5%
Commercial investor real estate construction	1,208	984	914	847	849	224	22.8%	359	42.3%

Total investor real estate	7,014	7,322	7,722	8,713	9,447	(308)	-4.2%	(2,433)	-25.8%
Residential first mortgage	12,839	12,875	12,963	13,225	13,394	(36)	-0.3%	(555)	-4.1%
Home equity—first lien	5,726	5,625	5,622	5,605	5,663	101	1.8%	63	1.1%
Home equity—second lien	5,684	5,921	6,178	6,420	6,658	(237)	-4.0%	(974)	-14.6%
Indirect	2,693	2,483	2,336	2,220	2,060	210	8.5%	633	30.7%
Consumer credit card	866	851	906	901	922	15	1.8%	(56)	-6.1%
Other consumer	1,138	1,120	1,197	1,183	1,181	18	1.6%	(43)	-3.6%

Total consumer	28,946	28,875	29,202	29,554	29,878	71	0.2%	(932)	-3.1%

Total Loans	$74,990	$73,936	$73,995	$75,259	$76,202	$1,054	1.4%	$(1,212)	-1.6%

	Average Balances
						2Q13		2Q13
($ amounts in millions)	2Q13	1Q13	4Q12	3Q12	2Q12	vs. 1Q13		vs. 2Q12
Commercial and industrial	$28,301	$27,058	$26,414	$26,024	$25,650	$1,243	4.6%	$2,651	10.3%
Commercial real estate mortgage—owner-occupied	9,808	9,974	10,237	10,464	10,805	(166)	-1.7%	(997)	-9.2%
Commercial real estate construction—owner-occupied	339	303	298	274	271	36	11.9%	68	25.1%

Total commercial	38,448	37,335	36,949	36,762	36,726	1,113	3.0%	1,722	4.7%
Commercial investor real estate mortgage	6,124	6,613	7,404	8,374	8,925	(489)	-7.4%	(2,801)	-31.4%
Commercial investor real estate construction	1,085	951	901	851	923	134	14.1%	162	17.6%

Total investor real estate	7,209	7,564	8,305	9,225	9,848	(355)	-4.7%	(2,639)	-26.8%
Residential first mortgage	12,823	12,900	13,072	13,300	13,484	(77)	-0.6%	(661)	-4.9%
Home equity—first lien	5,697	5,642	5,632	5,636	5,723	55	1.0%	(26)	-0.5%
Home equity—second lien	5,778	6,028	6,280	6,521	6,756	(250)	-4.1%	(978)	-14.5%
Indirect	2,606	2,423	2,295	2,150	2,022	183	7.6%	584	28.9%
Consumer credit card	851	871	886	908	925	(20)	-2.3%	(74)	-8.0%
Other consumer	1,137	1,156	1,203	1,195	1,186	(19)	-1.6%	(49)	-4.1%

Total consumer	28,892	29,020	29,368	29,710	30,096	(128)	-0.4%	(1,204)	-4.0%

Total Loans	$74,549	$73,919	$74,622	$75,697	$76,670	$630	0.9%	$(2,121)	-2.8%

End of Period Loan Portfolio Balances by Percentage

	Quarter Ended
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Commercial and industrial	38.6%	37.3%	36.1%	35.0%	34.1%
Commercial real estate mortgage—owner-occupied	13.0%	13.3%	13.6%	13.7%	13.9%
Commercial real estate construction—owner-occupied	0.5%	0.4%	0.4%	0.5%	0.4%

Total commercial	52.1%	51.0%	50.1%	49.2%	48.4%
Commercial investor real estate mortgage	7.7%	8.6%	9.2%	10.5%	11.3%
Commercial investor real estate construction	1.6%	1.3%	1.2%	1.1%	1.1%

Total investor real estate	9.3%	9.9%	10.4%	11.6%	12.4%
Residential first mortgage	17.1%	17.4%	17.5%	17.6%	17.6%
Home equity—first lien	7.6%	7.6%	7.6%	7.4%	7.4%
Home equity—second lien	7.6%	8.0%	8.4%	8.5%	8.7%
Indirect	3.6%	3.4%	3.2%	2.9%	2.7%
Consumer credit card	1.2%	1.2%	1.2%	1.2%	1.2%
Other consumer	1.5%	1.5%	1.6%	1.6%	1.6%

Total consumer	38.6%	39.1%	39.5%	39.2%	39.2%

Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Deposits

	Quarter Ended
						6/30/13		6/30/13
($ amounts in millions)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	vs. 3/31/13		vs. 6/30/12
Customer Deposits
Interest-free deposits	$29,464	$29,971	$29,963	$30,345	$29,625	$(507)	-1.7%	$(161)	-0.5%
Interest-bearing checking	19,937	20,004	21,096	19,240	19,311	(67)	-0.3%	626	3.2%
Savings	6,117	6,159	5,760	5,652	5,661	(42)	-0.7%	456	8.1%
Money market—domestic	25,946	25,411	24,901	24,404	23,974	535	2.1%	1,972	8.2%
Money market—foreign	193	332	311	327	322	(139)	-41.9%	(129)	-40.1%

Low-cost deposits	81,657	81,877	82,031	79,968	78,893	(220)	-0.3%	2,764	3.5%
Time deposits	10,797	12,256	13,443	14,911	16,202	(1,459)	-11.9%	(5,405)	-33.4%

Total customer deposits	92,454	94,133	95,474	94,879	95,095	(1,679)	-1.8%	(2,641)	-2.8%

Corporate Treasury Deposits
Time deposits	—	—	—	2	3	—	—	(3)	NM

Total Deposits	$92,454	$94,133	$95,474	$94,881	$95,098	$(1,679)	-1.8%	$(2,644)	-2.8%

	Average Balances
						2Q13		2Q13
($ amounts in millions)	2Q13	1Q13	4Q12	3Q12	2Q12	vs. 1Q13		vs. 2Q12
Customer Deposits
Interest-free deposits	$29,454	$29,114	$30,290	$29,652	$29,066	$340	1.2%	$388	1.3%
Interest-bearing checking	19,636	20,440	19,694	18,880	19,447	(804)	-3.9%	189	1.0%
Savings	6,148	5,929	5,689	5,650	5,655	219	3.7%	493	8.7%
Money market—domestic	25,722	25,161	24,577	24,563	24,172	561	2.2%	1,550	6.4%
Money market—foreign	230	316	335	328	348	(86)	-27.2%	(118)	-33.9%

Low-cost deposits	81,190	80,960	80,585	79,073	78,688	230	0.3%	2,502	3.2%
Time deposits	11,423	12,904	14,218	15,533	17,172	(1,481)	-11.5%	(5,749)	-33.5%

Total customer deposits	92,613	93,864	94,803	94,606	95,860	(1,251)	-1.3%	(3,247)	-3.4%

Corporate Treasury Deposits
Time deposits	—	—	2	3	3	—	—	(3)	NM

Total Deposits	$92,613	$93,864	$94,805	$94,609	$95,863	$(1,251)	-1.3%	$(3,250)	-3.4%

End of Period Deposits by Percentage

	Quarter Ended
	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Customer Deposits
Interest-free deposits	31.9%	31.8%	31.4%	32.0%	31.2%
Interest-bearing checking	21.6%	21.3%	22.1%	20.3%	20.3%
Savings	6.6%	6.5%	6.0%	6.0%	6.0%
Money market—domestic	28.1%	27.0%	26.1%	25.7%	25.2%
Money market—foreign	0.2%	0.4%	0.3%	0.3%	0.3%

Low-cost deposits	88.4%	87.0%	85.9%	84.3%	83.0%
Time deposits	11.6%	13.0%	14.1%	15.7%	17.0%

Total customer deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Corporate Treasury Deposits
Time deposits	—	—	—	—	—

Total Deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Pre-Tax Pre-Provision Income (non-GAAP)

The Pre-Tax Pre-Provision Income (PPI) table below presents computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items to PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

	Quarter Ended
						2Q13		2Q13
($ amounts in millions)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	vs. 1Q13		vs. 2Q12
Income from continuing operations available to common shareholders (GAAP)	$260	$325	$273	$312	$280	$(65)	-20.0%	$(20)	-7.1%
Preferred dividends (GAAP)	8	8	4	—	71	—	NM	(63)	-88.7%
Income tax expense (GAAP)	122	114	138	136	126	8	7.0%	(4)	-3.2%

Income from continuing operations before income taxes (GAAP)	390	447	415	448	477	(57)	-12.8%	(87)	-18.2%
Provision for loan losses (GAAP)	31	10	37	33	26	21	210.0%	5	19.2%

Pre-tax pre-provision income from continuing operations (non-GAAP)	421	457	452	481	503	(36)	-7.9%	(82)	-16.3%
Other Adjustments:
Securities gains, net	(8)	(15)	(12)	(12)	(12)	7	-46.7%	4	-33.3%
Leveraged lease termination gains, net(1)	—	—	—	—	(7)	—	NM	7	-100.0%
Loss on early extinguishment of debt	56	—	11	—	—	56	NM	56	NM
Securities impairment, net	—	—	—	—	2	—	NM	(2)	-100.0%
REIT investment early termination costs	—	—	42	—	—	—	NM	—	NM

Total other adjustments	48	(15)	41	(12)	(17)	63	-420.0%	65	-382.4%

Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$469	$442	$493	$469	$486	$27	6.1%	$(17)	-3.5%

(1)	After tax amounts for leveraged lease terminations gains are zero for 6/30/2013, 3/31/2013, 12/31/2012 and 9/30/2012, respectively, and $0.6 million for 6/30/2012.

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Non-Interest Income

	Quarter Ended
						2Q13		2Q13
($ amounts in millions)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	vs. 1Q13		vs. 2Q12
Service charges on deposit accounts	$237	$242	$254	$244	$233	$(5)	-2.1%	$4	1.7%
Investment fee income	29	27	31	34	17	2	7.4%	12	70.6%
Mortgage income	69	72	90	106	90	(3)	-4.2%	(21)	-23.3%
Trust department income	49	49	48	48	50	—	NM	(1)	-2.0%
Commercial credit fee income	17	16	16	17	16	1	6.3%	1	6.3%
Securities gains, net	8	15	12	12	12	(7)	-46.7%	(4)	-33.3%
Insurance commissions and fees	29	30	27	28	26	(1)	-3.3%	3	11.5%
Leveraged lease termination gains, net	—		—	—	7	—	NM	(7)	-100.0%
Bank-owned life insurance	22	22	20	19	21	—	NM	1	4.8%
Net revenue (loss) from affordable housing	(15)	(17)	(5)	(17)	(13)	2	-11.8%	(2)	15.4%
Credit card/bank card income	19	18	21	18	23	1	5.6%	(4)	-17.4%
Other	33	27	22	24	25	6	22.2%	8	32.0%

Total non-interest income from continuing operations	$497	$501	$536	$533	$507	$(4)	-0.8%	$(10)	-2.0%

Mortgage Income

	Quarter Ended
						2Q13		2Q13
($ amounts in millions)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	vs. 1Q13		vs. 2Q12
Production and sales	$54	$59	$72	$85	$69	$(5)	-8.5%	$(15)	-21.7%
Loan servicing	23	19	20	21	21	4	21.1%	2	9.5%
MSRs fair value increase (decrease) (1)	24	1	(1)	(19)	(34)	23	NM	58	-170.6%
MSRs hedge gain (loss)	(32)	(7)	(1)	19	34	(25)	357.1%	(66)	-194.1%

MSR hedge ineffectiveness	(8)	(6)	(2)	—	—	(2)	33.3%	(8)	NM

Total mortgage income	$69	$72	$90	$106	$90	$(3)	-4.2%	$(21)	-23.3%

Mortgage production	$1,921	$1,819	$2,124	$2,226	$2,066	$102	5.6%	$(145)	-7.0%

(1)	Fair value adjustment includes payment decay and assumptions change impact.
>	Income related to service charges on deposit accounts decreased $5 million or 2.1% quarter over quarter resulting from a $12 million increase in reserves for customer refunds stemming from a change in the NSF policy implemented in the second quarter 2012.

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Non-Interest Expense

	Quarter Ended
						2Q13		2Q13
($ amounts in millions)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	vs. 1Q13		vs. 2Q12
Salaries and employee benefits	$452	$447	$438	$449	$434	$5	1.1%	$18	4.1%
Net occupancy expense	92	90	97	99	92	2	2.2%	—	NM
Furniture and equipment expense	69	69	65	65	67	—	NM	2	3.0%
Professional and legal expenses	21	31	15	36	36	(10)	-32.3%	(15)	-41.7%
Amortization of core deposit intangible	7	7	20	20	21	—	NM	(14)	-66.7%
Credit/checkcard expenses	10	9	10	15	19	1	11.1%	(9)	-47.4%
Deposit administrative fee	37	33	34	37	44	4	12.1%	(7)	-15.9%
Marketing	24	23	23	27	20	1	4.3%	4	20.0%
Loss on early extinguishment of debt	56	—	11	—	—	56	NM	56	NM
REIT investment early termination costs	—	—	42	—	—	—	NM	—	NM
Gain on loans held for sale, net	(11)	(6)	(10)	(17)	(26)	(5)	83.3%	15	-57.7%
Provision (credit) for unfunded credit commitments	(15)	5	7	(15)	—	(20)	-400.0%	(15)	NM
Outside services	26	22	23	23	18	4	18.2%	8	44.4%
Other	116	112	127	130	117	4	3.6%	(1)	-0.9%

Total non-interest expense from continuing operations	$884	$842	$902	$869	$842	$42	5.0%	$42	5.0%

•	Salaries and Benefit related expenses increased by $5 million or 1.1% quarter over quarter primarily driven by headcount increases in revenue generating positions as well as merit and incentive compensation increases. The $18 million or 4.1% year over year increase is attributable to the increase in headcount as well as merit.

•	Professional and Legal expenses decreased by $10 million or 32.3% linked quarter driven by favorable settlements resulting in reversals of legal accruals established in prior quarters.

•	Expenses associated with the amortization of core deposit intangibles decreased $14 million or 66.7% year over year due to a change in estimated life at year-end 2012.

•	The Company incurred $56 million in losses related to the early extinguishment of debt in the second quarter. The loss related to the purchase of certain senior debt securities and preferred stock as well as the redemption of select trust preferred securities. Approximately $24 million of the $56 million loss is non-deductible for tax purposes.

•	Provision expense related to unfunded commitments decreased by $20 million linked quarter due to a large credit that funded and subsequently resolved during the quarter.

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Credit Quality

As of and for Quarter Ended
($ amounts in millions)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Allowance for credit losses (ACL)	$1,709	$1,837	$2,002	$2,138	$2,382
Provision for loan losses	31	10	37	33	26
Provision (credit) for unfunded credit losses	(15)	5	7	(15)	—
Net loans charged-off:
Commercial and industrial	30	58	17	31	33
Commercial real estate mortgage—owner-occupied	28	25	44	42	45
Commercial real estate construction—owner-occupied	—	(1)	1	1	4

Total commercial	58	82	62	74	82

Commercial investor real estate mortgage	16	14	21	64	41
Commercial investor real estate construction	(2)	—	1	6	11

Total investor real estate	14	14	22	70	52

Residential first mortgage	18	22	26	35	42
Home equity—first lien	7	10	12	14	17
Home equity—second lien	22	27	31	38	47
Indirect	4	6	5	4	2
Consumer credit card	11	9	8	12	11
Other consumer	10	10	14	15	12

Total consumer	72	84	96	118	131

Total	$144	$180	$180	$262	$265

Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.43%	0.87%	0.27%	0.47%	0.51%
Commercial real estate mortgage—owner-occupied	1.17%	1.01%	1.72%	1.58%	1.68%
Commercial real estate construction—owner-occupied	-0.83%	-1.31%	1.28%	2.06%	5.59%

Total commercial	0.61%	0.89%	0.68%	0.80%	0.89%

Commercial investor real estate mortgage	1.02%	0.88%	1.15%	3.03%	1.86%
Commercial investor real estate construction	-0.54%	0.01%	0.63%	3.03%	4.56%

Total investor real estate	0.79%	0.77%	1.09%	3.03%	2.11%

Residential first mortgage	0.56%	0.68%	0.76%	1.06%	1.27%
Home equity—first lien	0.47%	0.72%	0.91%	0.97%	1.18%
Home equity—second lien	1.53%	1.82%	1.96%	2.31%	2.79%
Indirect	0.56%	1.03%	0.86%	0.65%	0.52%
Consumer credit card	4.95%	4.20%	3.32%	5.37%	4.95%
Other consumer	3.66%	3.44%	4.51%	4.99%	4.07%

Total consumer	0.99%	1.17%	1.28%	1.57%	1.77%

Total	0.77%	0.99%	0.96%	1.38%	1.39%

Non-accrual loans, excluding loans held for sale	$1,506	$1,586	$1,681	$1,884	$1,915
Non-performing loans held for sale	53	66	89	134	202

Non-accrual loans, including loans held for sale	1,559	1,652	1,770	2,018	2,117
Foreclosed properties	136	136	149	197	214

Non-performing assets (NPAs)	$1,695	$1,788	$1,919	$2,215	$2,331

Loans past due > 90 days (1)	$319	$344	$363	$334	$345
Accruing restructured loans not included in categories above (2)	$2,591	$2,717	$2,789	$2,916	$2,966
Credit Ratios:
ACL/Loans, net	2.28%	2.48%	2.71%	2.84%	3.13%
ALL/Loans, net	2.18%	2.37%	2.59%	2.74%	3.01%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.09	x	1.10	x	1.14	x	1.09	x	1.20	x
Non-accrual loans, excluding loans held for sale/Loans, net	2.01%	2.15%	2.27%	2.50%	2.51%
NPAs (ex. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale	2.25%	2.41%	2.59%	2.93%	3.04%
NPAs (inc. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale (1)	2.68%	2.88%	3.07%	3.37%	3.49%

Allowance for Credit Losses

	Quarter Ended
($ amounts in millions)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Components:
Allowance for loan losses	$1,636	$1,749	$1,919	$2,062	$2,291
Reserve for unfunded credit commitments	73	88	83	76	91

Allowance for credit losses	$1,709	$1,837	$2,002	$2,138	$2,382

(1)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 14 for amounts related to these loans.
(2)	See page 15 for detail of restructured loans.

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Gross and Net NPL Migration

	Quarter Ended
($ in millions)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Beginning Non-Performing Loans (1)	$1,586	$1,681	$1,884	$1,915	$2,151
Additions (2):
Land/Single Family/Condo Investor Real Estate	7	8	21	24	45
Income Producing IRE	27	68	85	118	69

Total Investor Real Estate	34	76	106	142	114
Commercial	182	62	104	120	83
Business and Community	129	144	158	190	134
Consumer	(17)	(5)	(18)	11	(16)

Total Gross NPL Additions	328	277	350	463	315

Resolutions (3)	(255)	(203)	(340)	(217)	(265)
Charge-Offs (4)	(95)	(120)	(122)	(159)	(164)

Net Additions (Reductions)	(22)	(46)	(112)	87	(114)

Non-Accrual Loan Sales	(7)	(5)	(20)	(8)	(24)
Transfer to HFS	(38)	(31)	(51)	(81)	(77)
Transfer to OREO	(13)	(13)	(20)	(29)	(21)

Ending Non-Performing Loans (1)	$1,506	$1,586	$1,681	$1,884	$1,915

(1)	Does not include Loans Held for Sale
(2)

All net activity within the consumer portfolio other than sales and transfers to held for sale is included as a single net number within the additions line, due to the relative immateriality of consumer non-accrual loans.

(3)	Includes payments and returned to accruals
(4)	Includes charge-offs on loans on non-accrual status and charge-offs taken upon sale and transfer of non-accrual loans to held for sale

Foreclosed Properties

	Quarter Ended
($ in millions)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Beginning Foreclosed Properties	$136	$149	$197	$214	$241
Transfers in	65	60	50	70	80
Sales	(55)	(59)	(86)	(68)	(87)
Writedowns / Other Activity	(10)	(14)	(12)	(19)	(20)

Ending Foreclosed Properties	$136	$136	$149	$197	$214

Non-Performing Loans Held for Sale

	Quarter Ended
($ in millions)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Beginning Non-Performing Loans Held for Sale	$66	$89	$134	$202	$249
Transfers in	38	31	51	81	77
Sales	(34)	(36)	(84)	(138)	(103)
Writedowns	—	(1)	—	(1)	(6)
Loan moved from HFS / Other Activity	(14)	(11)	(10)	(7)	(4)
Transfers to OREO	(3)	(6)	(2)	(3)	(11)

Ending Non-Performing Loans Held for Sale	$53	$66	$89	$134	$202

Composition of Non-Performing Loans Held for Sale

Timing of Transfer to HFS	Percent
2Q13	71.9%
1Q13	3.8%
2012	13.8%
2011	10.5%

Total	100.0%

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Non-Accrual Loans (excludes loans held for sale)

	Quarter Ended
($ millions)	6/30/13		3/31/13		12/31/12		9/30/12		6/30/12
Commercial and Industrial	$408	1.41%	$355	1.29%	$409	1.53%	$393	1.49%	$366	1.41%
Commercial Real Estate Mortgage—OO	398	4.08%	420	4.28%	439	4.35%	504	4.88%	504	4.75%
Commercial Real Estate Construction—OO	15	4.38%	12	3.70%	14	4.57%	15	5.30%	20	7.61%

Total Commercial	821	2.10%	787	2.08%	862	2.33%	912	2.47%	890	2.41%
Commercial Investor Real Estate Mortgage	352	6.07%	451	7.12%	457	6.74%	560	7.12%	599	6.97%
Commercial Investor Real Estate Construction	16	1.30%	13	1.32%	20	2.21%	52	6.15%	74	8.73%

Total Investor Real Estate	368	5.25%	464	6.34%	477	6.17%	612	7.03%	673	7.12%
Residential First Mortgage	186	1.44%	201	1.56%	214	1.65%	224	1.69%	229	1.71%
Home Equity	130	1.14%	133	1.15%	128	1.08%	136	1.12%	123	1.00%
Direct	—	0.06%	—	0.06%	—	0.00%	—	0.00%	—	0.00%
Indirect	1	0.03%	1	0.03%	—	0.00%	—	0.00%	—	0.00%
Consumer Credit Card	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Other Consumer	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%

Total Consumer	317	1.09%	335	1.16%	342	1.17%	360	1.22%	352	1.18%

Total Non-Accrual Loans	$1,506	2.01%	$1,586	2.15%	$1,681	2.27%	$1,884	2.50%	$1,915	2.51%

OO = Owner Occupied

Criticized and Classified Loans—Commercial and Investor Real Estate

	Quarter Ended
						6/30/13		6/30/13
($ millions)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	vs. 3/31/13		vs. 6/30/12
Special Mention	$1,142	$1,136	$1,336	$1,707	$1,548	$6	0.5%	$(406)	-26.2%
Classified Loans	2,776	2,964	3,156	3,424	3,888	$(188)	-6.3%	$(1,112)	-28.6%

Total Commercial and Investor Real Estate	$3,918	$4,100	$4,492	$5,131	$5,436	$(182)	-4.4%	$(1,518)	-27.9%

Residential Lending Net Charge-off Analysis

	Quarter Ended
	6/30/13					3/31/13
	First Liens			Junior Liens	Total(1)	First Liens			Junior Liens	Total(1)
	Residential	Home		Home		Residential	Home		Home
($ in millions)	Mortgage	Equity	Total	Equity		Mortgage	Equity	Total	Equity
Florida
Net Charge-off %*	0.88%	0.83%	0.86%	2.52%	1.29%	1.06%	1.13%	1.08%	2.87%	1.55%
$ Losses	$10.4	$3.8	$14.2	$14.5	$28.7	$12.7	$5.2	$17.9	$16.9	$34.8
Balance	$4,737.6	$1,833.0	$6,570.5	$2,276.7	$8,847.2	$4,840.4	$1,844.2	$6,684.6	$2,354.7	$9,039.3
Original LTV	72.9%	65.1%		75.6%		73.0%	65.1%		75.6%

All Other States
Net Charge-off %*	0.38%	0.30%	0.35%	0.87%	0.47%	0.45%	0.56%	0.48%	1.14%	0.64%
$ Losses	$7.6	$2.9	$10.5	$7.5	$18.1	$8.8	$5.2	$14.0	$10.2	$24.3
Balance	$8,101.4	$3,892.4	$11,993.8	$3,407.8	$15,401.5	$8,034.1	$3,781.2	$11,815.4	$3,566.1	$15,381.4
Original LTV	74.5%	65.0%		79.1%		74.5%	65.5%		79.1%

Totals
Net Charge-off %*	0.56%	0.47%	0.54%	1.53%	0.77%	0.68%	0.75%	0.70%	1.83%	0.97%
$ Losses	$18.0	$6.7	$24.8	$22.0	$46.8	$21.5	$10.4	$31.9	$27.1	$59.0
Balance	$12,838.9	$5,725.4	$18,564.3	$5,684.4	$24,248.8	$12,874.6	$5,625.4	$18,500.0	$5,920.8	$24,420.8
Original LTV	73.9%	65.0%		77.6%		74.0%	65.3%		77.7%

(1)	Total line item includes first liens on residential first mortgage and home equity, as well as junior liens on home equity
*	20% Florida junior lien concentration driving residential
*	Junior lien, Florida net charge-offs represent 50% of 2Q13 Home Equity net charge-offs but just 20% of Home Equity outstanding balances
*	Net Home Equity charge-offs in Florida more than 2.5 times non-Florida net charge-off rate
*	Home Equity origination quality solid with an average FICO of 777 and an average LTV of 59%; Property value declines driving losses

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans

	Quarter Ended
($ millions)	6/30/13		3/31/13		12/31/12		9/30/12		6/30/12
Commercial and Industrial	$36	0.12%	$54	0.20%	$50	0.19%	$88	0.33%	$64	0.25%
Commercial Real Estate Mortgage—OO	52	0.54%	49	0.50%	77	0.76%	69	0.67%	90	0.85%
Commercial Real Estate Construction—OO	1	0.25%	2	0.62%	—	0.10%	2	0.82%	2	0.47%

Total Commercial	89	0.23%	105	0.28%	127	0.34%	159	0.43%	156	0.42%
Commercial Investor Real Estate Mortgage	60	1.04%	72	1.13%	80	1.18%	80	1.01%	103	1.20%
Commercial Investor Real Estate Construction	3	0.21%	7	0.73%	2	0.17%	40	4.73%	3	0.36%

Total Investor Real Estate	63	0.90%	79	1.08%	82	1.06%	120	1.37%	106	1.12%
Residential First Mortgage—Non-Guaranteed (1)(3)	183	1.47%	207	1.65%	219	1.73%	236	1.83%	206	1.57%
Home Equity	133	1.16%	127	1.10%	153	1.30%	155	1.30%	153	1.25%
Direct	9	1.16%	9	1.12%	13	1.52%	13	1.48%	11	1.31%
Indirect	38	1.39%	31	1.26%	40	1.74%	36	1.61%	27	1.33%
Consumer Credit Card	10	1.18%	9	1.11%	14	1.56%	14	1.64%	12	1.28%
Other Consumer	12	3.53%	9	2.59%	11	2.95%	12	3.48%	12	3.47%

Total Consumer (1)(3)	385	1.35%	392	1.37%	450	1.56%	466	1.60%	421	1.42%

Total Accruing 30-89 Days Past Due Loans (1)(3)	$537	0.72%	$576	0.78%	$659	0.89%	$745	0.99%	$683	0.90%

Accruing 90+ Days Past Due Loans
	Quarter Ended
($ millions)	6/30/13		3/31/13		12/31/12		9/30/12		6/30/12
Commercial & Industrial	$8	0.03%	$8	0.03%	$19	0.07%	$6	0.02%	$5	0.02%
Commercial Real Estate Mortgage—OO	16	0.16%	9	0.09%	6	0.06%	8	0.07%	9	0.08%
Commercial Real Estate Construction—OO	—	0.00%	—	0.02%	—	0.03%	—	0.14%	—	0.16%

Total Commercial	24	0.06%	17	0.05%	25	0.07%	14	0.04%	14	0.04%
Commercial Investor Real Estate Mortgage	24	0.41%	25	0.39%	11	0.16%	7	0.10%	16	0.19%
Commercial Investor Real Estate Construction	—	0.03%	0	0.02%	0	0.05%	1	0.08%	—	0.00%

Total Investor Real Estate	24	0.34%	25	0.34%	11	0.15%	8	0.09%	16	0.17%
Residential First Mortgage—Non-Guaranteed (2)(3)	178	1.42%	203	1.62%	220	1.73%	226	1.73%	223	1.67%
Home Equity	75	0.66%	79	0.68%	87	0.74%	69	0.57%	74	0.60%
Direct	1	0.15%	1	0.15%	1	0.16%	1	0.16%	1	0.14%
Indirect	3	0.13%	3	0.13%	3	0.12%	2	0.10%	2	0.11%
Consumer Credit Card	11	1.27%	14	1.60%	14	1.56%	12	1.26%	13	1.38%
Other Consumer	3	0.63%	2	0.73%	2	0.51%	2	0.54%	2	0.62%

Total Consumer (2)(3)	271	0.95%	302	1.06%	327	1.13%	312	1.07%	315	1.06%

Total Accruing 90+ Days Past Due Loans (2)(3)	$319	0.43%	$344	0.47%	$363	0.49%	$334	0.45%	$345	0.45%

OO = Owner Occupied

(1)	Excludes loans that are 100% guaranteed by FHA and also those 100% guaranteed by GNMA where Regions has the right but not the obligation to repurchase. Total 30-89 days past due guaranteed loans excluded were $20 million at 6/30/13, $17 million at 3/31/13, $16 million at 12/31/12, $18 million at 9/30/12, and $15 million at 6/30/12.
(2)	Excludes loans that are 100% guaranteed by FHA and also those 100% guaranteed by GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $96 million at 6/30/13, $98 million at 3/31/13, $87 million at 12/31/12, $71 million at 9/30/12, and $58 million at 6/30/12.
(3)	Regions began excluding 100% guaranteed residential first mortgages from all past due metrics as of 3/31/13. All prior periods presented have been restated to conform to this presentation.

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Troubled Debt Restructurings

	Quarter Ended
(in millions)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Current:
Commercial	$426	$486	$462	$495	$450
Investor Real Estate	721	763	844	911	991
Residential First Mortgage	898	891	867	847	845
Home Equity	343	354	356	372	381
Consumer Credit Card	1	1	—	—	—
Other Consumer	31	34	37	41	45

Total Current	$2,420	$2,529	$2,566	$2,666	$2,712

Accruing 30-89 DPD:
Commercial	$18	$25	$38	$51	$71
Investor Real Estate	26	27	29	44	34
Residential First Mortgage	91	105	117	118	113
Home Equity	33	28	35	33	32
Consumer Credit Card	—	—	—	—	—
Other Consumer	3	3	4	4	4

Total Accruing 30-89 DPD	$171	$188	$223	$250	$254

Total Accruing and <90 DPD	$2,591	$2,717	$2,789	$2,916	$2,966

Non-accrual or 90+ DPD:
Commercial	$302	$289	$291	$308	$315
Investor Real Estate	208	278	251	368	474
Residential First Mortgage	177	191	201	209	198
Home Equity	31	34	37	33	30
Consumer Credit Card	—	—	—	—	—
Other Consumer	—	—	—	—	1

Total Non-accrual or 90+DPD	$718	$792	$780	$918	$1,018

Total TDRs	$3,309	$3,509	$3,569	$3,834	$3,984

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Reconciliation to GAAP Financial Measures—Continuing Operations

Efficiency Ratios and Fee Income Ratios

The table below presents computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue. The table also shows the fee income ratio (non-GAAP), generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue (GAAP). Adjustments are made to arrive at adjusted total revenue (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	2Q13 vs. 1Q13		2Q13 vs. 2Q12
Continuing Operations
Non-interest expense (GAAP)		$884	$842	$902	$869	$842	$42	5.0%	$42	5.0%
Adjustments:
REIT investment early termination costs		—	—	(42)	—	—	—	NM	—	NM
Loss on early extinguishment of debt		(56)	—	(11)	—	—	(56)	NM	(56)	NM
Securities impairment, net		—	—	—	—	(2)	—	NM	2	-100.0%

Adjusted non-interest expense (non-GAAP)	A	$828	$842	$849	$869	$840	$(14)	-1.7%	$(12)	-1.4%

Net interest income (GAAP)		$808	$798	$818	$817	$838	$10	1.3%	$(30)	-3.6%
Taxable-equivalent adjustment		13	13	13	13	12	—	NM	1	8.3%

Net interest income, taxable-equivalent basis		821	811	831	830	850	10	1.2%	(29)	-3.4%

Non-interest income (GAAP)		497	501	536	533	507	(4)	-0.8%	(10)	-2.0%
Adjustments:
Securities gains, net		(8)	(15)	(12)	(12)	(12)	7	-46.7%	4	-33.3%
Leveraged lease termination gains, net		—	—	—	—	(7)	—	NM	7	-100.0%

Adjusted non-interest income (non-GAAP)	B	489	486	524	521	488	3	0.6%	1	0.2%

Adjusted total revenue (non-GAAP)	C	$1,310	$1,297	$1,355	$1,351	$1,338	$13	1.0%	$(28)	-2.1%

Adjusted efficiency ratio (non-GAAP)	A/C	63.1%	64.9%	62.7%	64.3%	62.8%
Adjusted fee income ratio (non-GAAP)	B/C	37.3%	37.5%	38.7%	38.6%	36.5%

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Reconciliation to GAAP Financial Measures

Return Ratios, Tangible Common Ratios, Capital

The following tables provide calculations of “return on average assets from continuing operations”, “return on average tangible common stockholders’ equity”, end of period “tangible common stockholders’ equity” ratios and a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP), Tier 1 capital (regulatory) and “Tier 1 common equity” (non-GAAP). Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank’s capital adequacy based on Tier 1 capital, the calculation of which is prescribed in amount by federal banking regulations. In connection with the Company’s Comprehensive Capital Analysis and Review (“CCAR”), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity. While not prescribed in amount by federal banking regulations (under Basel I), analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity and/or the Tier 1 common equity measures. Because tangible common stockholders’ and Tier 1 common equity are not formally defined by GAAP or prescribed in any amount by federal banking regulations (under Basel I), these measures are currently considered to be non-GAAP financial measures and other entities may calculate them differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity and Tier 1 common equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

Tier 1 common equity is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories. The aggregated dollar amount in each category is then multiplied by the risk-weighted category. The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio. Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity (non-GAAP). Tier 1 common equity (non-GAAP) is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio (non-GAAP). The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Net income available to common shareholders (GAAP)	D	$259	$327	$261	$301	$284
REIT investment early termination costs, net of tax(1)		—	—	38	—	—

Adjusted income available to common shareholders (non-GAAP)	E	$259	$327	$299	$301	$284

Net income available to common shareholders (GAAP)	D	$259	$327	$261	$301	$284
Income (loss) from discontinued operations, net of tax (GAAP)		(1)	2	(12)	(11)	4

Income from continuing operations available to common shareholders (GAAP)	F	260	325	273	312	280
REIT investment early termination costs, net of tax from continuing operations (1)		—	—	38	—	—

Adjusted income from continuing operations available to common shareholders (non-GAAP)	G	$260	$325	$311	$312	$280

RETURN ON AVERAGE ASSETS FROM CONTINUING OPERATIONS
Average assets (GAAP)—continuing operations	H	$118,248	$119,123	$121,036	$121,531	$122,426
Return on average assets from continuing operations (GAAP)(2)	F/H	0.88%	1.11%	0.90%	1.02%	0.92%

Adjusted return on average assets from continuing operations (non-GAAP)(2)	G/H	0.88%	1.11%	1.02%	1.02%	0.92%

RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS’ EQUITY
Average stockholders’ equity (GAAP)		$15,644	$15,552	$15,265	$14,663	$14,347
Less: Average intangible assets (GAAP)		5,141	5,154	5,170	5,195	5,221
Average deferred tax liability related to intangibles (GAAP)		(188)	(190)	(193)	(198)	(198)
Average preferred equity (GAAP)		468	476	321	—	113

Average tangible common stockholders’ equity (non-GAAP)	I	$10,223	$10,112	$9,967	$9,666	$9,211
Return on average tangible common stockholders’ equity (non-GAAP)(2)	D/I	10.15%	13.12%	10.42%	12.39%	12.40%

Adjusted return on average tangible common stockholders’ equity (non-GAAP)(2)	E/I	10.15%	13.12%	11.93%	12.39%	12.40%

TANGIBLE COMMON RATIOS—CONSOLIDATED
Stockholders’ equity (GAAP)		$15,329	15,740	$15,499	$14,901	$14,455
Less: Preferred equity (GAAP)		466	474	482	—	—
Intangible assets (GAAP)		5,134	5,147	5,161	5,181	5,207
Deferred tax liability related to intangibles (GAAP)		(187)	(189)	(191)	(195)	(201)

Tangible common stockholders’ equity (non-GAAP)	J	$9,916	$10,308	$10,047	$9,915	$9,449
Total assets (GAAP)		$118,707	$119,718	$121,347	$121,798	$122,345
Less: Intangible assets (GAAP)		5,134	5,147	5,161	5,181	5,207
Deferred tax liability related to intangibles (GAAP)		(187)	(189)	(191)	(195)	(201)

Tangible assets (non-GAAP)	K	$113,760	$114,760	$116,377	$116,812	$117,339
Shares outstanding—end of quarter	L	1,395	1,413	1,413	1,413	1,413
Tangible common stockholders’ equity to tangible assets (non-GAAP)	J/K	8.72%	8.98%	8.63%	8.49%	8.04%
Tangible common book value per share (non-GAAP)	J/L	$7.11	$7.29	$7.11	$7.02	$6.69
TIER 1 COMMON RISK-BASED RATIO(3) —CONSOLIDATED
Stockholders’ equity (GAAP)		$15,329	$15,740	$15,499	$14,901	$14,455
Accumulated other comprehensive (income) loss		478	12	(65)	(202)	(54)
Non-qualifying goodwill and intangibles		(4,813)	(4,819)	(4,826)	(4,836)	(4,852)
Disallowed deferred tax assets		—	—	(35)	(238)	(336)
Disallowed servicing assets		(30)	(37)	(33)	(33)	(33)
Qualifying non-controlling interests		—	93	93	93	92
Qualifying trust preferred securities		3	501	501	846	846

Tier 1 capital (regulatory)		$10,967	$11,490	$11,134	$10,531	$10,118
Qualifying non-controlling interests		—	(93)	(93)	(93)	(92)
Qualifying trust preferred securities		(3)	(501)	(501)	(846)	(846)
Preferred stock		(466)	(474)	(482)	—	—

Tier 1 common equity (non-GAAP)	M	$10,498	$10,422	$10,058	$9,592	$9,180
Risk-weighted assets (regulatory)	N	93,747	92,787	92,811	91,723	91,779
Tier 1 common risk-based ratio (non-GAAP)	M/N	11.2%	11.2%	10.8%	10.5%	10.0%

(1)	In the fourth quarter of 2012, Regions entered into an agreement with a third party investor in Regions Asset Management Company, Inc., pursuant to which the investment was fully redeemed. This resulted in extinguishing a $203 million liability, including accrued, unpaid interest, as well as incurring early termination costs of approximately $42 million on a pre-tax basis ($38 million after tax).
(2)	Annualized
(3)	Current quarter amount and the resulting ratio are estimated

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Statements of Discontinued Operations (unaudited)

On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company, Inc. and related affiliates to Raymond James Financial Inc. The sale was closed on April 2, 2012. Regions Investment Management, Inc. (formerly known as Morgan Asset Management, Inc.) and Regions Trust were not included in the sale. In connection with the agreement, the results of the entities being sold are reported as discontinued operations. The following table represents the unaudited condensed results of operations for discontinued operations.

	Quarter Ended
($ amounts in millions)	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Non-interest income:
Gain on sale	$—	$—	$3	$1	$15
Other	—	—	5	—	—

Total non-interest income	—	—	8	1	15
Non-interest expense:
Professional and legal fees	1	(5)	27	19	10
Other	1	1	—	1	1

Total non-interest expense	2	(4)	27	20	11
Income (loss) from discontinued operations before income tax	(2)	4	(19)	(19)	4
Income tax expense (benefit)	(1)	2	(7)	(8)	—

Income (loss) from discontinued operations, net of tax	$(1)	$2	$(12)	$(11)	$4

Weighted-average shares outstanding—during quarter (1):
Basic	1,401	1,413	1,413	1,414	1,414
Diluted	1,401	1,423	1,413	1,414	1,418
Earnings (loss) per common share from discontinued operations:
Basic	$(0.00)	$0.00	$(0.01)	$(0.01)	$0.00
Diluted	$(0.00)	$0.00	$(0.01)	$(0.01)	$0.00

(1)	In a quarter where there is a loss, basic and diluted weighted-average common shares outstanding are the same.

Regions Financial Corporation and Subsidiaries

Financial Supplement to Second Quarter 2013 Earnings Release

Forward-Looking Statements

This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

› The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law in July 2010, and a number of legislative, regulatory and tax proposals remain pending. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.

›Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.

›Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates could also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.

›Possible adverse changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.

›Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.

›Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.

›Possible regulations issued by the Consumer Financial Protection Bureau or other regulators which might adversely impact Regions’ business model or products and services.

›Regions’ ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of Regions’ comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve.

›Possible stresses in the financial and real estate markets, including possible deterioration in property values.

›Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’ business.

›Regions’ ability to expand into new markets and to maintain profit margins in the face of competitive pressures.

›Regions’ ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions’ customers and potential customers.

›Cyber-security risks, including “denial of service,” “hacking” and “identity theft,” that could adversely affect our business and financial performance, or our reputation.

›Regions’ ability to keep pace with technological changes.

›Regions’ ability to effectively identify and manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, reputational risk, counterparty risk, international risk, regulatory risk, and compliance risk.

›Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.

›The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.

›The effects of increased competition from both banks and non-banks.

›The effects of geopolitical instability and risks such as terrorist attacks.

›Regions’ ability to identify and address data security breaches.

›Possible changes in consumer and business spending and saving habits could affect Regions’ ability to increase assets and to attract deposits.

›The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.

›Possible downgrades in ratings issued by rating agencies.

›Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.

›Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.

›The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.

›Regions’ ability to receive dividends from its subsidiaries.

›The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.

›Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.

›The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.

The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2012 and the “Foward-Looking Statements” section of Regions’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, as filed with the Securities and Exchange Commission.

The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Tim Deighton at (205) 264-4551